FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AND GUARANTY AGREEMENT

This First Amendment to Second Amended and Restated Credit and Guaranty Agreement (this “Amendment”) is made as of this 10th day of October, 2023, by and among CTR PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), CARETRUST REIT, INC., a Maryland corporation (the “REIT Guarantor”), the other Guarantors identified herein, KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”) and the Lenders party hereto. Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.
W I T N E S S E T H:
WHEREAS, the Borrower, the REIT Guarantor and the other Guarantors party thereto, the Administrative Agent and certain of the Lenders have entered into a certain Second Amended and Restated Credit and Guaranty Agreement dated as of December 16, 2022 (the “Credit Agreement”); and
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:
1.Amendment to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Consolidated Total Asset Value” in its entirety as follows:
“Consolidated Total Asset Value” shall mean, as of any date of determination, the sum of all the following of the Consolidated Parties, without duplication: (i) with respect to Real Property Assets subject to a triple-net lease, (a) the Net Revenue for such Real Property Asset, in each case for the most recently completed four (4) Fiscal Quarters for which financial statements are, or are required to have been, delivered to the Administrative Agent pursuant to Section 5.1(a) or Section 5.1(b), divided by (b) the applicable Capitalization Rate, plus (ii) with respect to Real Property Assets not subject to a triple-net lease, (a) the Adjusted NOI for such Real Property Asset, in each case for the most recently completed four (4) Fiscal Quarters for which financial statements are, or are required to have been, delivered to the Administrative Agent pursuant to Section 5.1(a) or 5.1(b), divided by (b) the applicable Capitalization Rate, plus (iii) the GAAP book value of the Consolidated Parties’ unrestricted cash and cash equivalents as of the last day of the prior Fiscal Quarter of the Consolidated Parties, which shall include the amount of net proceeds from at-the-market forward commitments executed but not yet closed as of the last day of such Fiscal Quarter as if such proceeds were actually received as of such date, plus (iv) the book value of land holdings as of the last day of such prior Fiscal Quarter, plus (v) the book value of the actual funded portion of Construction in Progress as of the last day of such prior Fiscal Quarter, plus (vi) the book value of Unencumbered Mortgage Receivables and preferred equity investments as of the last day of such prior Fiscal Quarter, plus (vii) the Consolidated Parties’ Ownership Share of the foregoing items and components attributable to interest in Unconsolidated Affiliates, as of the last day of such Fiscal Quarter. In any determination of Consolidated Total Asset Value hereunder, the Borrower may include Acquisitions of Real Property Assets at cost for the first four Fiscal Quarters of such calculation. Real Property Assets located in Canada or the United Kingdom shall not exceed fifteen percent (15%) of the Consolidated Total Asset Value, with any amount in excess of such limitation being excluded when calculating the Consolidated Total Asset Value.
2.Representations and Warranties. The Loan Parties hereby represent, warrant and covenant with Administrative Agent and Lenders that, as of the date hereof:
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(a)All representations and warranties made in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects of such earlier date (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).
(b)There exists no Default or Event of Default under any of the Loan Documents.
3.Conditions to Effectiveness. This Amendment shall not be effective (the “First Amendment Effective Date”) until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:
(a)This Amendment shall have been duly executed and delivered by the Loan Parties, the Administrative Agent and the Lenders.
(b)All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken. The Lenders shall have received such customary corporate resolutions, certificates and other customary corporate documents as the Administrative Agent shall reasonably request.
(c)After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
4.This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. The Loan Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment. This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.
5.Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
6.This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
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It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

CTR PARTNERSHIP, L.P., a Delaware limited partnership
By:    CareTrust GP, LLC, its general partner

By:    CareTrust REIT, Inc., its sole member

By:     /s/ William M. Wagner_____
Name:     William M. Wagner
Title:     Chief Financial Officer and             Treasurer

CARETRUST REIT, INC., a Maryland corporation By: /s/ William M. Wagner_________________ Name: William M. Wagner Title: Chief Financial Officer and Treasurer
CARETRUST CAPITAL CORP., a Delaware corporation By: /s/ William M. Wagner________________ Name: William M. Wagner Title: Chief Financial Officer and Treasurer

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CARETRUST GP, LLC
CTR ARVADA PREFERRED, LLC
CTR CASCADIA PREFERRED, LLC
GULF COAST BUYER 1 LLC, each a Delaware limited liability company

By: /s/ William M. Wagner___________________
Name:    William M. Wagner
Title:    Chief Financial Officer and Treasurer

4TH STREET HOLDINGS LLC
18TH PLACE HEALTH HOLDINGS LLC
49TH STREET HEALTH HOLDINGS LLC
51ST AVENUE HEALTH HOLDINGS LLC
ANSON HEALTH HOLDINGS LLC
ARAPAHOE HEALTH HOLDINGS LLC
ARROW TREE HEALTH HOLDINGS LLC
AVENUE N HOLDINGS LLC
BIG SIOUX RIVER HEALTH HOLDINGS LLC
BOARDWALK HEALTH HOLDINGS LLC
BOGARDUS HEALTH HOLDINGS LLC
BURLEY HEALTHCARE HOLDINGS LLC
CASA LINDA RETIREMENT LLC
CEDAR AVENUE HOLDINGS LLC
CHERRY HEALTH HOLDINGS LLC
CM HEALTH HOLDINGS LLC
COTTONWOOD HEALTH HOLDINGS LLC
DALLAS INDEPENDENCE LLC
DIXIE HEALTH HOLDINGS LLC
EMMETT HEALTHCARE HOLDINGS LLC
ENSIGN BELLFLOWER LLC
ENSIGN HIGHLAND LLC
ENSIGN SOUTHLAND LLC
EVERGLADES HEALTH HOLDINGS LLC
EXPO PARK HEALTH HOLDINGS LLC
EXPRESSWAY HEALTH HOLDINGS LLC
FALLS CITY HEALTH HOLDINGS LLC
FIFTH EAST HOLDINGS LLC
FIG STREET HEALTH HOLDINGS LLC
FLAMINGO HEALTH HOLDINGS LLC
FORT STREET HEALTH HOLDINGS LLC
GAZEBO PARK HEALTH HOLDINGS LLC
GILLETTE PARK HEALTH HOLDINGS LLC
GOLFVIEW HOLDINGS LLC
GRANADA INVESTMENTS LLC
GUADALUPE HEALTH HOLDINGS LLC
HILLENDAHL HEALTH HOLDINGS LLC
HILLVIEW HEALTH HOLDINGS LLC

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IRVING HEALTH HOLDINGS LLC
IVES HEALTH HOLDINGS LLC
JEFFERSON RALSTON HOLDINGS LLC
JORDAN HEALTH PROPERTIES LLC
JOSEY RANCH HEALTHCARE HOLDINGS LLC
KINGS COURT HEALTH HOLDINGS LLC
LAFAYETTE HEALTH HOLDINGS LLC
LEMON RIVER HOLDINGS LLC
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LOCKWOOD HEALTH HOLDINGS LLC
LONG BEACH HEALTH ASSOCIATES LLC
LOWELL HEALTH HOLDINGS LLC
LOWELL LAKE HEALTH HOLDINGS LLC
LUFKIN HEALTH HOLDINGS LLC
MEADOWBROOK HEALTH ASSOCIATES LLC
MEMORIAL HEALTH HOLDINGS LLC
MESQUITE HEALTH HOLDINGS LLC
MISSION CCRC LLC
MOENIUM HOLDINGS LLC
MOUNTAINVIEW COMMUNITYCARE LLC
NORTHSHORE HEALTHCARE HOLDINGS LLC
OLESON PARK HEALTH HOLDINGS LLC
OREM HEALTH HOLDINGS LLC
PAREDES HEALTH HOLDINGS LLC
PLAZA HEALTH HOLDINGS LLC
POLK HEALTH HOLDINGS LLC
PRAIRIE HEALTH HOLDINGS LLC
PRICE HEALTH HOLDINGS LLC
QUEEN CITY HEALTH HOLDINGS LLC
QUEENSWAY HEALTH HOLDINGS LLC
RB HEIGHTS HEALTH HOLDINGS LLC
REGAL ROAD HEALTH HOLDINGS LLC
RENEE AVENUE HEALTH HOLDINGS LLC
RILLITO HOLDINGS LLC
RIO GRANDE HEALTH HOLDINGS LLC
SALMON RIVER HEALTH HOLDINGS LLC
SALT LAKE INDEPENDENCE LLC
SAN CORRINE HEALTH HOLDINGS LLC
SARATOGA HEALTH HOLDINGS LLC
SILVER LAKE HEALTH HOLDINGS LLC
SILVERADA HEALTH HOLDINGS LLC
SKY HOLDINGS AZ LLC
SNOHOMISH HEALTH HOLDINGS LLC
SOUTH DORA HEALTH HOLDINGS LLC
STILLHOUSE HEALTH HOLDINGS LLC
TEMPLE HEALTH HOLDINGS LLC
TENTH EAST HOLDINGS LLC
TERRACE HOLDINGS AZ LLC
TRINITY MILL HOLDINGS LLC
TROUSDALE HEALTH HOLDINGS LLC

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TULALIP BAY HEALTH HOLDINGS LLC
VALLEY HEALTH HOLDINGS LLC
VERDE VILLA HOLDINGS LLC
WAYNE HEALTH HOLDINGS LLC
WILLITS HEALTH HOLDINGS LLC
WILLOWS HEALTH HOLDINGS LLC
WISTERIA HEALTH HOLDINGS LLC, each a Nevada limited liability company

By: /s/ William M. Wagner_____________________
Name: William M. Wagner
Title:    Chief Financial Officer and Treasurer

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160 NORTH PATTERSON, LLC, a California limited liability company

By: /s/ William M. Wagner_____________________
Name: William M. Wagner
Title:    Chief Financial Officer and Treasurer

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ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as the Issuing Bank, as the Swingline Lender and as a Lender

By:     /s/ Zachary S. Shulkin______________________
Name: Zachary S. Shulkin
Title:     Vice President

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BMO HARRIS BANK N.A., as a Lender By: /s/ Lloyd Baron_______________________ Name: Lloyd Baron Title: Managing Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Jason LaGrippe_______________________ Name: Jason LaGrippe Title: Duly Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender By: /s/ Darin Mullis_________________________ Name: Darin Mullis Title: Managing Director

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RAYMOND JAMES BANK, as a Lender By: /s/ Alexander Sierra____________________ Name: Alexander Sierra Title: Vice President

[Signature page to First Amendment to Second Amended and Restated Credit and Guaranty Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Michael Kinnick_____________________ Name: Michael Kinnick Title: Managing Director

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FIRST BANK, A MISSOURI STATE CHARTERED BANK, as a Lender By: /s/ Phillip M. Lykens_____________________ Name: Phillip M. Lykens Title: Senior Vice President

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BANK OF AMERICA, N.A., as a Lender By: /s/ Jimmy Ko_______________________ Name: Jimmy Ko Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ David Glenn_____________________
Name:    David Glenn
Title:    Authorized Officer

[Signature page to First Amendment to Second Amended and Restated Credit and Guaranty Agreement]